Exhibit 10 (d)
                                     1982              --------------
                      EMPLOYERS MUTUAL CASUALTY COMPANY
                         INCENTIVE STOCK OPTION PLAN


     1. PURPOSE. The purpose of this Stock Option Plan, which shall be known as the "1982 Employers Mutual Casualty Company Incentive Stock Option Plan" (the "Plan"), is to promote the interests of Employers Mutual Casualty Company (the "Company") and its policyholders, and the interests of all of its Subsidiaries including specifically EMC Insurance Group Inc. ("EMC Ins.") and the interests of the other shareholders of EMC Ins., by strengthening the ability of the Company to attract and retain key personnel with exceptional abilities by furnishing them with incentives for the acquisition and long term accumulation of common stock of EMC Ins., and also by giving them a common interest with the other shareholders in the continued growth and success of the Company. The Plan provides for the grant of incentive stock options in accordance with the terms and conditions set forth below.

         The term "Subsidiary" shall mean any corporation of which a majority of the voting stock is owned or controlled, directly or indirectly, by the Company. The term "Company" when used in the Plan with reference to employment shall include Subsidiaries of the company. Unless otherwise required by the context, the term "option" shall refer to the incentive stock options granted under the Plan.

     2. ADMINISTRATION. The Plan shall be administered by the Board of Directors (the "Board") of the Company. Subject to the provisions of the Plan, the Board shall have complete authority to construe and interpret the Plan, to establish, amend and rescind appropriate rules and regulations relating to the Plan including guidelines for the awarding of options, to select persons eligible to participate in the Plan, to grant options thereunder, to administer the Plan, and to take all such steps and make all such determinations in connection with the Plan and the options granted thereunder as it may deem necessary or advisable.

         This authority is expressly subject to the condition that if at any time a majority of the Board consists of employees of EMC Ins. or the Company or any Subsidiary who are eligible to participate under the Plan, all of the authority granted in this Plan to the Board shall cease and shall in turn be transferred to and exercised by the Stock Option Committee of the Board as provided in Section 4 hereof; such Committee to be comprised of not less than three members of the Board all of whom are not eligible to participate in the Plan.

         This authority is also expressly subject to the condition that, notwithstanding the By-Laws of the Company, the Executive Committee of the Board shall not exercise any of the authority given to or vested in the Board under this Plan.

     3. STOCK. The stock to be subject to options under the Plan shall be shares of EMC Ins. common stock of the par value of $1.00 per share (the "Stock"). The total amount of Stock on which options may be granted under the Plan shall not exceed 500,000 shares. Such number of shares is subject to adjustment in accordance with the provisions of Section 12 hereof. The shares involved in the unexercised portion of any terminated or expired options under the Plan may again be subjected to options under the Plan.
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     4.  ELIGIBILITY.  To be eligible for selection by the Board to participate in the Plan, an individual must be an officer or key employee of the Company, or of any Subsidiary of the Company, as of the date on which the Board grants to such individual an option; such individuals are hereinafter referred to as "Eligible Employee(s)." Those Directors who are not officers or employees of the Company or of any Subsidiary will not be eligible.
Subject to the provisions of this Plan and as hereinafter provided, options may be granted to such Eligible Employees as the Board may select from among those nominated by the Stock Option Committee of the Board and for such number of shares as the Board may designate. The Stock Option Committee shall not only nominate Eligible Employees but shall also recommend the number of shares under each option; the Board may, in its discretion, increase or decrease such number of shares for any Optionee. The Stock Option Committee shall be designated by the Board of Directors of the Company and shall be comprised of not less than three members of the Board all of whom are not eligible to participate in the Plan.

         The Board and the Stock Option Committee shall both take into account the duties of the respective employees, their present and potential contributions to the success of the Company, and such other factors as they shall deem relevant in connection with accomplishing the purpose of the Plan.

     5. GRANT OF OPTIONS. Each Eligible Employee to whom an option is granted is hereinafter sometimes referred to as the "Optionee".

         Where appropriate, the term "Optionee" may refer to both the individual to whom the option is granted and to his or her beneficiary or legal representative in the event of death.

         The granting of an option pursuant to the Plan shall take place when the Board by resolution, written consent, or other appropriate action determines to grant such an option to an Optionee. The date on which the option shall be granted (sometimes the "Date of Grant") shall be the date of the appropriate action by the Board or such later date as may then be determined by the Board. Following such grant, a notice thereof shall be sent to the Optionee stating the number of shares under option, the date of grant, and the option price per share. If deemed advisable by the Board, the notice may be accompanied by an option agreement to be signed by the Company and the Optionee, which agreement shall contain provisions not inconsistent with the Plan. Any individual may hold more than one option at any one time.

         The aggregate fair market value (determined as of the date of grant) of shares of stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year under this Plan and each other incentive stock option plan of the Company and any Subsidiaries shall not exceed $100,000.

     6. OPTION PRICE. The option price per share with respect to each option shall be determined by the Board but shall not be less than 100% of the fair marked value of the Stock on the Date of Grant.

     7. FAIR MARKET VALUE. For the purpose of determining the option price, the fair market value shall be the mean between the high and low prices published in The Wall Street Journal for the business date preceding the Date of Grant.

         The fair market value of Stock, as of any date other than the Date of Grant, shall be the mean between the high and low prices published in The Wall Street Journal for such respective date.

         In the event the high and low prices for a respective business date are not published in The Wall Street Journal, then the prices published in The Wall Street Journal for the closest business date prior thereto shall be used.

         Provided further, in the event the high and low prices are not published in The Wall Street Journal, but the bid and asked prices are then so published in The Wall Street Journal, the bid and asked prices shall be used in lieu of the high and low prices.

     8. TERM AND VESTING OF OPTIONS. Each option shall be for a period of two or more years, not to exceed ten, as determined by the Board at the time of grant of the respective option. The term shall commence on the Date of Grant. At the end of the term, all rights to the option shall expire.

         Each option shall have a vesting period of two, three, four, or five years, as determined by the Board at the time of granting the respective option, with the option becoming exercisable in equal annual cumulative increments. The vesting period shall commence one year from the Date of Grant.

         By way of example only, if the option had a term of ten years and a five year vesting period, then such option could only be exercisable in accordance with the following schedule:

         a. During the first year, the Optionee could not exercise the option as to any shares.

         b. During the second year, the Optionee may exercise the option as to not more than one/fifth (20%) of the shares under option.

         c. During the third year, the Optionee may exercise the option as to not more than two/fifths (40%) of the shares under option less that number of shares for which the option was exercised in the second year.

         d. During the fourth year, the Optionee may exercise the option as to not more than three/fifths (60%) of the shares under option less that number of shares for which the option was exercised in the prior years.

         e. During the fifth year, the Optionee may exercise the option as to four/fifths (80%) of the shares under option less that number of shares for which the option was exercised in the prior years.

         f. During the sixth through the tenth years, the Optionee may exercise the option as to all of the shares under option less that number of shares for which the option was previously exercised.

         As a further example, if the option had a term of eight years and a four year vesting period, then the Optionee could exercise the option as to not more than 25% during the second year, not more than 50% during the third year, not more than 75% during the fourth year, and as to 100% during the fifth through the eighth years.

     9. EXERCISE OF OPTIONS. An option shall be exercised when written notice of such exercise has been given to the Company at its home office in Des Moines, Iowa (Attention: Chairman of the Board) by the Optionee accompanied by full payment for the shares with respect to which the option is exercised. All, or any portion, of the option exercise price, at the discretion of the Board and in accordance with such rules, regulations and restrictions established from time to time by the Board, may be paid by the surrender to EMC Ins., at the time of exercise, of shares of previously acquired Stock owned by the Optionee, to the extent that such payment does not require the surrender of a fractional share of such previously acquired Stock. For this purpose, shares of previously acquired Stock shall be valued at fair market value on the date the option is exercised. No shares shall be issued or delivered until full payment therefore has been made.

    10. NON-TRANSFERABILITY OF RIGHTS. No option shall be transferable by an Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of the Optionee, the option shall be exercisable only by such Optionee.

         An Optionee may file with the Company a written designation of a beneficiary or beneficiaries (subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries and such other limitations as the Board from time to time may prescribe) to exercise, in the event of the death of the Optionee, such option rights, subject to the provisions of Section 11 hereof. An Optionee may from time to time revoke or change any such delignation of beneficiary and any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Board shall be in doubt as to the right of any such beneficiary to exercise any such option, the Board may determine to recognize only an exercise by the legal representative of the Optionee, in which case the Company, the Board and the members thereof shall not be under any further liability to anyone.

    11. TERMINATION OF EMPLOYMENT OR DEATH. In the event of termination of employment, for a reason other than death or misconduct or disability, the Optionee shall have the right, for a period of three months from the effective date of termination, to exercise the option but only to the extent that such was exercisable on the date of termination; provided however, in the event the termination of employment is due to retirement, the Optionee shall have the right to exercise the option as to all shares, whether or not exercisable on date of termination.

         In the event of termination of employment due to permanent and total disability, the Optionee shall have the right, for a period of twelve months from the effective date of such termination, to exercise the option as to all shares, whether or not exercisable on date of termination, to the extent not previously exercised.

         In the event of termination of employment due to deliberate, willful or gross misconduct as determined by the Company, all unexercised options, whether or not exercisable on date of termination, of such Optionee shall immediately terminate and all rights thereon shall cease.

         In the event of the death of the Optionee, prior to his or her termination of employment, the designated beneficiary or the executor of the Optionee, as the case may be, shall have the right for a period of twelve months from date of death, to exercise the option as to all shares, whether or not exercisable as of date of death, to the extent not previously exercised. In the event of death of the Optionee, after his or her termination of employment for a reason other than deliberate, willful or gross misconduct but during the three-month period or twelve-month period, as the case may be, for exercise of the option, the designated beneficiary or the executor of the Optionee, as the case may be, shall have the right for a period of six months from date of death or the original term from date of termination of employment, whichever is longer, to exercise the option as to all shares which were subject to the exercise of such option at date of death.

         To the extent such options are not exercised within the three-month, six-month or twelve-month applicable periods, such shall lapse at the expiration of such period(s) but shall be available for the grant of future options under the Plan.

         No transfer of an option right, other than by filing a written designation of beneficiary pursuant to Section 10 hereof, shall be effective to bind the company unless the Company shall have been furnished with a copy of the Will and/or such other evidence as the Board may deem necessary to establish the validity of the transfer. Such transfer shall be subject to the terms and conditions of such option.

    12. STOCK ADJUSTMENT, RECLASSIFICATION, MERGER, OR CONSOLIDATION. The total amount of Stock on which options may be granted under the Plan and the option rights (both as to the option price and the number of shares as to which the option may be exercised) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Stock resulting from payment of a stock dividend on Stock, a subdivision or combination of shares of Stock, a stock-split of Stock, or a reclassification of Stock, and, in accordance with the provisions contained in the next following paragraph in the event of a merger or consolidation in which EMC Ins. shall be the surviving corporation.

         After any merger of one or more corporations into EMC Ins. or after any consolidation of EMC Ins. and one or more corporations in which EMC Ins. shall be the surviving corporation, each Optionee shall have the right to exercise, in lieu of the number of shares of Stock as to which such option right could then be so exercised, the number and class of shares of Stock or other securities to which such Optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation if at the time of such merger or consolidation such Optionee had been a holder of record of a number of shares of Stock equal to the number of shares as to which such option right shall then be so exercised. Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of EMC Ins., or upon any merger or consolidation in which EMC Ins. is not the surviving corporation, each option right granted under the Plan shall terminate.

         The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.

    13. RIGHTS AS A STOCKHOLDER. An Optionee shall have no rights as a stockholder with respect to any share covered by the option right until the Optionee shall have become the holder of record of such share of Stock, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights in respect of such share for which the record date is prior to the date on which the Optionee shall have become the holder of record thereof, except for the adjustments required under the provisions of Section 12 hereof.

    14. INVESTMENT PURPOSE. At the time of any exercise of any option right, the Company may, if it shall deem it necessary or desirable for any reason, require the Optionee to represent in writing to the Company and/or EMC Ins. that it is such person's then intention to acquire the Stock for investment and not with a view to the distribution thereof. In such event no shares shall be issued to such person unless and until the Company is satisfied with the correctness of such representation.

    15. REGULATORY APPROVALS AND LISTING. EMC Ins. shall not be required to issue any certificate or certificates for shares of Stock upon the exercise of an option granted under the Plan prior to the completion of any registration or other qualification of such shares under any state or federal law or rulings or regulations of any governmental body which the Board shall, in its sole discretion, determine to be necessary or advisable.

    16. INDEMNIFICATION AND EXCULPATION. The Company shall indemnify to the full extent permitted by law, any person who is made or threatened to be made, a party to any action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of any action taken or failure to act under the Plan while he, his testator or intestate is or was a member of the Board or of the Stock Option Committee or of the Board of Directors of EMC Ins. The foregoing right of indemnification shall not be exclusive of any other right or which such person may be entitled as a matter of law or otherwise (including but not limited to the Bylaws of the Company) or any power that the company may have to indemnify or hold such person harmless.

         Each member of the Boards of Directors or of such Committee, and each officer and employee of the Company and EMC Ins., shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons other than such person. In no event shall any person who is or shall have been a member of the Boards of Directors or of such Committee, or an officer or employee of the Company or EMC Ins., be held liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any failure to act, if in good faith. The foregoing right shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise (including without limitation the Bylaws of the Company or EMC Ins.)

    17. FINALITY OF DETERMINATIONS. Each determination, interpretation, or other action made or taken pursuant to the provisions of the Plan by the Board shall be final and shall be binding and conclusive for all purposes and upon all persons, including but without limitation thereto, the Company and each of the members thereof, and the Directors, officers, and employees of the Company and its Subsidiaries, the optionees, and their respective successors in interest.

    18. TERM OF PLAN. No option shall be granted pursuant to this Plan after August 31, 1992, but options theretofore granted may extend beyond that date and the terms and conditions of this Plan shall continue to apply thereto and to shares of Stock acquired upon exercise of such options.

    19. AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN. The Board at any time may terminate, and at any time and from time to time, and in any respect, may amend or modify, the Plan; provided however, that no such amendment, modification or termination of the Plan shall in any manner affect any option right theretofore granted to an Optionee under the Plan without the consent of the Optionee.

    20. EFFECTIVE DATE. This Plan shall become effective on the first day of November, 1982.

         APPROVED by the Board of Directors of Employers Mutual Casualty Company on the 1st day of September, 1982.

         AMENDED by the Board of Directors of Employers Mutual Casualty Company on the 11th day of March, 1987 and on the 1st day of June, 1988.



                                    /s/ Philip T. Van Ekeren
                                        --------------------
                                            Secretary
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